SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             SONOMAWEST HOLDINGS INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

                                   SONOMAWEST
                                  HOLDINGS INC
               1448 Industrial Avenue o Sebastopol, CA 95472-4848
                      Ph: 707 824-2548 o Fax: 707 824-2545
                           www.sonomawestholdings.com
                           --------------------------

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

                                November 9, 2000
                           ---------------------------



To the Shareholders of SonomaWest Holdings, Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of SonomaWest Holdings, Inc. (the "Company") will be held on Thursday, November 9, 2000 at 10:00 a.m., in the Russian Hill Room at the Crowne Plaza Union Square located at 480 Sutter Street, San Francisco, California for the following purposes:

     1. To elect four directors to serve until the 2001 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

     2. To vote upon a shareholder proposal that the Company declare and pay a cash dividend.

     3. To approve the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending June 30, 2001.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on September 13, 2000 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.

                                             By Order of the Board of Directors,


                                             Roger S. Mertz
                                             SECRETARY
Sebastopol, California
October 11, 2000

                                   SONOMAWEST
                                  HOLDINGS INC
               1448 Industrial Avenue o Sebastopol, CA 95472-4848
                      Ph: 707 824-2548 o Fax: 707 824-2545
                           www.sonomawestholdings.com
                           --------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Shareholders
                         November 9, 2000, at 10:00 a.m.

INFORMATION CONCERNING VOTING AND SOLICITATION

GENERAL

     This Proxy Statement is furnished by the Board of Directors of SonomaWest Holdings, Inc. (the "Company") to solicit Shareholder Proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, November 9, 2000, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the Russian Hill Room at the Crowne Plaza Union Square located at 480 Sutter Street, San Francisco, California.

     The mailing of these proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended June 30, 2000 commenced on or about October 12, 2000.

VOTING

     The Board of Directors has fixed the close of business on September 13, 2000 as the Record Date for the determination of Shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the Record Date, 1,522,350 shares of the Company's common stock were issued and outstanding, and no shares of any other class of stock were outstanding.

     Each Shareholder on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting, except for the election of Directors. In the election of Directors, however, Shareholders have cumulative voting rights, which means that each Shareholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of Directors to be elected (four). A Shareholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit. No Shareholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have been placed in nomination prior to the voting and the Shareholder has given notice at the Meeting, prior to the voting, of the intention to cumulate votes. If one Shareholder has already given such a notice, all Shareholders may cumulate their votes for candidates in nomination without further notice.

     The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will have the same effect as negative votes.
Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein.

REVOCABILITY OF PROXIES

     Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy, or by attending the meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy card, and any additional material furnished to Shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of Shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than June 14, 2001 in order to be included in the proxy statement and proxy relating to that meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, four Directors are to be elected by the Shareholders to serve until the next Annual Meeting or until the election and qualification of their successors. The Board's proxy holders (named on the enclosed Proxy card) intend to vote all shares for which Proxies are granted to elect the four nominees selected by the Company's Board of Directors and intend to vote such shares cumulatively if necessary to elect some or all of such nominees.

     If any of the Board's nominees refuses or is unable to serve as a Director (which is not now anticipated), the Board's proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company. Any Shareholder may nominate a candidate for Director from the floor at the Meeting. Such nominee must consent to serve, if elected, prior to voting on his or her name. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     The four nominees for Director who receive the most affirmative votes will be elected Directors. Votes withheld shall have no effect on the election result, though applicable securities laws and regulations may require that the number of such votes subsequently be disclosed to the Company's Shareholders under certain circumstances.

             MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
                            FOR DIRECTOR NAMED BELOW

NOMINEES

     The table below indicates the respective nominee's position with the Company, age, and year in which he first became a Director.

                                                                        DIRECTOR
NAME, POSITION AND BACKGROUND                                      AGE   SINCE

GARY L. HESS,  President,  Chief Executive and Financial  Officer   48    1996
and Director.  Mr. Hess was elected President and Chief Executive
Officer of the Company on May 1, 1996 and Chief Financial Officer
on June 14, 1999. Prior thereto he was a Senior Vice President of
Dole Food Company,  Inc. (fresh and processed fruit) (1993-1996);
President  of  Cadace   Enterprises,   Inc.  (water  conservation
products) and The Marketing Partnership 1992-1993; and Director of Marketing, E. & J. Gallo Winery (wine and distilled spirits)
(1987-1992).

ROGER S. MERTZ, Director. Mr. Mertz is an attorney-at-law.  He is   56    1993
a partner of the California law firm of Allen Matkins Leck Gamble
& Mallory LLP. Prior to October 1999, Mr. Mertz was a member of the San Francisco, California law firm of Severson & Werson.

FREDRIC  SELINGER,  Director.  Mr.  Selinger  is Senior  Managing   61    1999
Director of Corporate Finance of Sutter Securities,  Incorporated
(private investment banking and consulting). Prior to March 1995, Mr. Selinger was Managing Director of Jackson Square Capital
Corp. (private investment banking and consulting).

CRAIG R. STAPLETON, Director. Mr. Stapleton is President of Marsh   56    1995
& McLennan Real Estate Advisors,  Inc. (real estate  management).
Mr. Stapleton is a director of Allegheny Properties, Inc. (real estate investments); a director of T.B. Woods, Incorporated
(industrial power transmission products); and a director of Cornerstone Properties (real estate investments).

BOARD COMMITTEES AND MEETINGS

     The Board of Directors met eight times during the fiscal year ending June 30, 2000. The Company's Board of Directors has authorized two standing committees.

     COMPENSATION AND RETIREMENT SAVINGS COMMITTEE. The functions of the Compensation and Retirement Savings Committee are to develop and recommend to the full Board compensation arrangements, including bonuses, stock options, and stock appreciation rights, for Executive Officers and other key employees; to advise the chief executive officer on policy matters concerning officers' compensation; to direct the management of the Company's Retirement, Savings and Profit Sharing Plan; and to administer the 1996 Stock Option Plan, as amended. The members of the committee are Messrs. Stapleton (Chairman), Mertz and Selinger. The Compensation and Retirement Savings Committee held one meeting during the fiscal year.

     AUDIT COMMITTEE. The function of the Audit Committee is to recommend to the full Board the accounting firm to be retained as the Company's independent auditors and the price to be paid to the firm, and to consult with the auditors regarding the plan of audit, the results of the audit and the audit report, and the adequacy of internal accounting controls. The members of the committee are Messrs. Mertz (Chairman), Selinger and Stapleton. The Audit Committee held one meeting during the fiscal year.

     On April 24, 2000, the Board adopted an Audit Committee Charter that complies with the new standards set forth in Securities and Exchange Commission regulations and the Nasdaq Stock Market's independent director and audit committee listing standards. These changes required, in part, that all companies listed on Nasdaq certify by June 14, 2000 that they have adopted a formal written audit committee charter and will review and assess the adequacy of the charter on an annual basis. The Audit Committee Charter is attached to this Proxy Statement as Appendix A. The new standards also require that the Company's Audit Committee meet certain structural and membership requirements by June 14, 2001, which it intends to timely comply with before next June.

     The full Board acts as the nominating committee for the Directors of the Company.

COMPENSATION OF DIRECTORS

     EMPLOYEE DIRECTOR COMPENSATION. Directors who are also employees of the Company are not specifically compensated for duties as directors. See "Executive Compensation."

     NON-EMPLOYEE DIRECTOR COMPENSATION. Directors who are not employees of the Company receive $1,200 per quarter for serving as Directors, $600 for each Board or committee meeting attended, and $400 for each telephone call Board meeting ($200 if less than 30 minutes). Directors' fees paid by the Company during fiscal year 2000 totaled $17,700.00. In connection with their consulting services to the Company, on April 24, 2000, Messrs. Mertz, Selinger and Stapleton received a fully vested non-qualified stock option to purchase 5,000 shares of the Company's Common Stock at $5.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For the fiscal year ended June 30, 2000, the Compensation Committee consisted of Messrs. Stapleton, Mertz and Selinger, none of whom is an employee of the Company. The San Francisco law firm of Allen Matkins Leck Gamble & Mallory LLP, of which Mr. Mertz is a partner, served as the Company's legal counsel during fiscal year 2000. Sutter Securities, Incorporated, of which Mr. Selinger is Senior Managing Director of Corporate Finance, served as a financial advisor and rendered a fairness opinion to the Company in connection with its July 1999 sale of assets to Tree Top, Inc. for which it received a fee of $50,000.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following tables, based in part upon information supplied by officers, directors and principal Shareholders, set forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 13, 2000, by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2000, (collectively, the "Named Executive Officers"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                   SHARES OF COMMON STOCK
                                                   BENEFICIALLY OWNED (a)
                                             -----------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER           PERCENT
------------------------------------              ------           -------
Craig R. Stapleton                               431,716(b)        28.3%
281 Lake Avenue
Greenwich, CT  06830

(a)  Security  ownership   information  for  beneficial  owners  is  taken  from
     statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 13, 2000 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,522,350 shares of common stock outstanding as of September 13, 2000.

(b) Includes 279,866 shares owned directly by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 5,000 shares issuable upon the exercise of stock options, 61,950 shares as trustee of a trust for the benefit of his children and certain other relatives and to which Mr. Stapleton disclaims any beneficial interest, and 84,900 shares owned by Mr. Stapleton's wife and children to which Mr. Stapleton disclaims any beneficial interest.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The table below presents the security ownership of the Company's Directors, Named Executive Officers, and all directors and executive officers as a group as of September 13, 2000.

                                                   SHARES BENEFICIALLY OWNED (a)
                                                   -------------------------
  NAME OF BENEFICIAL OWNER                        NUMBER          PERCENT
  ------------------------                        ------          -------
  William Burgess                                 4,000                 *
  Gary L. Hess                                  115,017(b)           7.1%
  Roger S. Mertz                                 55,266(c)           3.6%
  Fredric Selinger                                7,000(d)              *
  Craig R. Stapleton                            431,716(e)          28.3%
  All directors and executive officers as a
  group (5 persons)                             612,999             37.7%

----------

*    Does not exceed 1% of the referenced class of securities.

(a) Shares listed in this column include all shares held by the named individuals and all directors and executive officers as a group in their own names and in street name and also includes all shares allocated to the accounts of the named individuals and all directors and executive officers as a group under the Company's Employee Stock Purchase Plan. Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 13, 2000 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,522,350 shares of common stock outstanding as of September 13, 2000.

(b) Includes 25,543 shares owned directly and 89,474 shares issuable upon the exercise of stock options.

(c) Includes 44,266 shares owned directly, 5,000 shares issuable upon the exercise of stock options, and 6,000 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

(d) Includes 2,000 shares owned directly and 5,000 shares of issuable upon the exercise of stock options.

(e) Includes 279,866 shares owned directly by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 5,000 shares issuable upon the exercise of stock options, 61,950 shares as trustee of a trust for the benefit of his children and certain other relatives and to which Mr. Stapleton disclaims any beneficial interest, and 84,900 shares owned by Mr. Stapleton's wife and children to which Mr. Stapleton disclaims any beneficial interest.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

     The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2000, (collectively, the "Named Executive Officers"). Compensation data is shown for the fiscal years ended June 30, 2000, 1999 and 1998. This information includes the dollar value of base salaries, bonus awards, the number of SARs granted, and certain other compensation, if any, whether paid or deferred.

                                                SUMMARY COMPENSATION TABLE(a)
================================================================================================================================
                                                                                             Long Term
                                                                                            Compensation          All Other
                                                         Annual Compensation                   Awards          Compensation

Name and Principal Position                   Year        Salary($)      Bonus($)      Options/SARS (#)                  ($)
---------------------------                   ----        ---------      --------   -------------------          -----------
Gary L. Hess(b)                               2000         176,016       17,600             -0-                    21,724(c)
   President and Chief Executive Officer      1999         178,670         -0-              -0-                    19,268(d)
                                              1998         160,000       80,000             -0-                    18,178(e)

William Burgess(f)                            2000         104,846         -0-              -0-                     5,778(g)
   Vice President

----------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b) Mr. Hess was appointed President and Chief Executive Officer on May 1, 1996, and Chief Financial Officer on June 14, 1999.

(c) The Company contributed $14,084 with respect to the 401(k) plan, $428 for a life insurance benefit, $12 for a group term life insurance payment, and a $7,200 car allowance.

(d) The Company contributed $11,640 with respect to the 401(k) plan, $428 for a life insurance benefit, and a $7,200 car allowance.

(e) The Company contributed $10,764 with respect to the 401(k) plan, $214 for a life insurance benefit, and a $7,200 car allowance.

(f) Mr. Burgess was appointed Vice President on September 15, 1998 and resigned effective July 31, 2000.

(g) The Company contributed $5,763 with respect to the Company's 401(k) plan, and $15 for a life insurance payment.

INCENTIVE AND REMUNERATION PLANS

STOCK APPRECIATION RIGHTS PLAN

     In 1985, the Shareholders of the Company approved the adoption of a Stock Appreciation Rights Plan (the "SAR Plan"). The SAR Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service by offering participants an opportunity to participate in any appreciation in the market value of the Company's common stock. There were no participants in the SAR Plan in fiscal year ended June 30, 2000.

EMPLOYEE BONUS PLAN

     The Company maintains an Employee Bonus Plan as an incentive to key employees of the Company. The bonus an employee receives is dependent on individual performance and level of responsibility as well as the achievement by the Company of a threshold level of return on shareholders' equity. In fiscal year ended June 30, 2000, $39,091 in bonuses were earned under the bonus plan.

STOCK PARTICIPATION AND OPTION PLANS

1994 EMPLOYEE STOCK PURCHASE PLAN

     In 1994, the Shareholders approved the adoption of the 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan"). All employees, including executive officers, may purchase shares of the Company's common stock at a discount of 15% from the market price of the shares. The maximum aggregate number of shares to be offered under the Stock Purchase Plan is 100,000 shares of the Company's common stock. In fiscal year ended June 30, 2000, 2,910 shares were issued under the Stock Purchase Plan. As of June 30, 2000, approximately 62,000 shares of the Company's common stock had been issued under the Stock Purchase Plan.

1996 STOCK OPTION PLAN, AS AMENDED

     The Company's 1996 Stock Option Plan, (the "Option Plan") which was approved by the Shareholders at the 1996 Annual Meeting, is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interest in the Company. The Option Plan was adopted for the principal purpose of assisting the Company in recruiting a new President and Chief Executive Officer of the Company. An amendment to the Option Plan increasing the number of shares available for issuance under the Option Plan to 275,000 was approved by the Shareholders at the 1999 Annual Meeting. A total 31,600 options were granted under the Option Plan in fiscal year 2000. As of September 13, 2000, options to purchase 147,374 shares have been issued under the Option Plan.

     GENERAL. The Option Plan provides for the granting of two types of options:
"incentive stock options" and "non-qualified stock options." The incentive stock options only are intended to qualify as "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended. The Option Plan is not qualified under Section 401(a) of the Internal Revenue Code nor is it subject to the provisions of ERISA. Options may be granted under the Option Plan to all key employees and to non-employee consultants of the Company; provided, however, that incentive stock options may only be granted to employees and not to any non-employee consultants.

     ADMINISTRATION. Administration of the Option Plan is by the Company's Compensation and Retirement Savings Committee which has the power, subject to the terms of the Option Plan, to grant options, determine the option price and term of each option, and the persons to whom and the time or times at which options shall be granted.

     OPTION TERMS. The maximum term of each option is ten years. Options granted under the Option Plan generally terminate three months after the optionee ceases to be employed by the Company, a parent or subsidiary, except if termination is due to the employee's permanent and total disability, in which event the option may be exercised within a year of termination. In the event of the employee's death, the employee's estate has 12 months to exercise the option.

     CHANGES IN STOCK AND EFFECT OF CERTAIN CORPORATE EVENTS. If there is any change in the Common Stock subject to the Option Plan or subject to any option granted under the Option Plan, whether through merger, consolidation, reorganization, recapitalization, dividend or otherwise, the Option Plan provides that an appropriate adjustment be made by the Committee to the aggregate number of shares subject to the Option Plan and the number of shares and the price per share of stock subject to the outstanding options. In the event of dissolution, liquidation or specified types of merger of the Company, the options granted under the Option Plan terminate unless the surviving entity assumes the outstanding options or substitutes similar options.

     AMENDMENT AND TERMINATION. The Board of Directors may amend or terminate the Option Plan at any time, except that any amendment which would (i) materially increase the benefits accruing to participants, or (ii) materially modify the eligibility requirements will only be effective if approved by the Company's shareholders within 12 months before or after adoption. Unless terminated earlier, the Option Plan will terminate on March 15, 2006.

     FEDERAL INCOME TAX CONSEQUENCES. Incentive stock options granted under the Plan are intended to be eligible for the favorable income tax treatment accorded incentive stock options under Section 422 of the Internal Revenue Code. Non-qualified stock options granted under the Option Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the stock options granted from July 1, 1999 to June 30, 2000 to the Named Executive Officers under the Option Plan. No additional options were granted to the Named Executive Officers after June 30, 2000 and prior to the date of this Proxy Statement.

Name                          Options Granted                  Dollar Value ($)
----                          ---------------                  ----------------
Gary L. Hess                        -0-                              -0-
William Burgess                     -0-                              -0-

EMPLOYMENT CONTRACTS

     The Company entered into an Employment Agreement with Mr. Hess dated March 14, 1996, pursuant to which Mr. Hess is employed by the Company as its President, Chief Executive and Financial Officer. Under the agreement, Mr. Hess is entitled to an annual base salary, which is subject to annual review, a discretionary incentive bonus, and other requirements as may be agreed. Additionally, Mr. Hess was granted an option to purchase 89,474 shares of the Company's Common Stock at $5.00 per share, the fair market value of a share of the Company's Common Stock on May 1, 1996. The options were granted pursuant to the Company's 1996 Stock Option Plan. Under the agreement, Mr. Hess serves at will. In addition, Mr. Hess is entitled to the reimbursement of relocation expenses, temporary living expense, an automobile allowance and certain other fringe benefits. On June 20, 1999, the Company and Mr. Hess amended the Employment Agreement such that in the event of termination of his employment by the Company prior to June 17, 2002, for any reason other than cause or other than upon resignation, Mr. Hess is entitled to continued salary at the salary provided above for that number of months which remain between the date of termination and June 17, 2002, but not less than six.

CONSULTING AGREEMENT BETWEEN MR. HESS AND TREE TOP, INC.

     As part of the Company's asset sale of its apple product lines to Tree Top, Inc., Mr. Hess entered into a three-year consulting and non-competition agreement with Tree Top as of June 17, 1999. The consulting agreement provides for payments to Mr. Hess in the amount of $833 per month in return for consulting and advisory services concerning the product lines sold to Tree Top. It is estimated that Mr. Hess' consulting services will average 5 hours per month, and in no event will exceed 10 hours per month. During the term of the agreement, Mr. Hess has agreed not to directly or indirectly own, manage, control, participate in, perform services for or otherwise carry on a business competitive with the apple product lines anywhere in the world.

COMPENSATION AND RETIREMENT SAVINGS COMMITTEE REPORT

     This report is provided by the Compensation and Retirement Savings Committee of the Board of Directors (the "Committee") to assist shareholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

     The Company's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness during the Company's strategic reorientation to a real estate investment and management business. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

COMPENSATION PHILOSOPHY AND OBJECTIVE

     The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Named Executive Officers, are based on the same criteria. These include quantitative factors that reflect improvements in the Company's short and long-term financial performance, as well as qualitative factors which reflect the strength of the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

     The Committee believes that compensation of the Company's key executives should:

1.   Link rewards to business results and shareholder returns;

2. Encourage creation of shareholder value and achievement of strategic objectives;

3. Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;

4. Attract and retain, on a long-term basis, highly qualified executive personnel; and

5. Provide total compensation opportunity that is competitive with that provided by competitors in the food processing industry, taking into account relative company size and performance as well as individual responsibilities and performance.

KEY ELEMENTS OF EXECUTIVE COMPENSATION

The Company's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance. Payout of the long-term incentives depends on performance of the Company's stock.

     BASE SALARY. A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay level with the Company's competitors and companies having similar capitalization, revenues, etc. Executive salaries are reviewed annually. Assessment of an individual's relative performance is made annually based on a number of quantitative factors such as stock price, earnings and revenues, as well as qualitative factors which include initiative, business judgment, technical expertise, and management skills.

     SHORT-TERM INCENTIVE. Short-term awards to executives are made in cash to recognize contributions to the Company's business during the past year. The Company maintains an Employee Bonus Plan as an incentive for certain key employees of the Company. The bonus an executive receives is dependent on individual performance and level of responsibility.

     LONG-TERM INCENTIVE. Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share appreciation awards. The Company's 1985 Stock Appreciation Rights Plan creates incentives for executives and other key employees by providing them with an opportunity to indirectly participate in the appreciation in the market value of the Company's common stock. The 1994 Employee Stock Purchase Plan permits all employees, including executive officers, to purchase shares of the Company's common stock at a discount of 85% of the market value on the first or last business day of the quarterly offering period, whichever is lower. The 1996 Stock Option Plan, as amended, provides for the granting to employees of incentive stock options, which promotes the long-term interests of the Company's Shareholders.

2000 CHIEF EXECUTIVE OFFICER COMPENSATION

     For the fiscal year ending June 30, 2000, Mr. Hess' base salary was $176,016. He also earned a discretionary bonus in the amount of $17,600. Mr. Hess received a total of $14,084 as a contribution to the Company's 401(k) plan and Profit Sharing Plan. The Committee believes Mr. Hess' total compensation package is appropriate for Mr. Hess' level of responsibility and is well within competitive practice. The Committee also believes the compensation is appropriate to the Company's financial performance during the year.

Compensation Committee:
   Craig R. Stapleton, Chairman
   Roger S. Mertz
   Fredric Selinger

SHARE INVESTMENT PERFORMANCE

     The following graph compares the total return performance of the Company for the periods indicated with the performance of the NASDAQ Market Index, the Russell 2000 Index and the performance of two Peer Indices comprised of companies having the same Standard Industrial Classification ("SIC") number as the Company. The Company's shares are traded over-the-counter on the NASDAQ National Market under the symbol "SWHI".

     After selling its industrial dried fruit ingredients and organic packaged foods divisions, the Company's sole line of business is its real estate management and rental operations. Consequently, its SIC group and peer group have changed. When a company selects a different peer index, Securities and Exchange Commission rules require that the company compare its total return with both the newly selected index and the index used in the immediately preceding year. The Old Peer Group Index includes the publicly traded stocks of Ampal
American Israel Corp., Chiquita Brands International Inc., H.J. Heinz Co., Odwalla Inc., Seneca Foods Corp. Class B, J.M. Smucker Co. Class A, Unimark Group, Inc., and SonomaWest Holdings, Inc. The New Peer Group Index includes the publicly traded stocks of Crescent Operating Inc., Focal Corp., Monmouth Capital Corp., Omega Worldwide, Inc., Regency Equities Corp., Sarnia Corp., and SonomaWest Holdings, Inc. Three of the companies in the New Peer Group have market capitalizations greater than the Company and three have market capitalizations less than the Company. The Company is also comparing itself against the Russell 2000 Index, which is a more suitable broad equity market index comparison. The NASDAQ Index includes only shares of companies traded on the NASDAQ National Market System or over-the-counter, which have been publicly traded continuously since June 30, 1992. The Russell 2000 Index is comprised of the publicly traded stocks of the 2,000 smallest companies included in the Russell 3,000 Index, which includes the publicly traded stocks of the 3,000 largest companies. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                       AMONG SONOMA WEST HOLDINGS, INC.,
         THE NASDAQ STOCK MARKET (U.S.) INDEX, THE RUSSELL 2000 INDEX,
                     AN OLD PEER GROUP AND A NEW PEER GROUP

[LINE CHART OMITTED]


Year (June 30)                     1995    1996    1997    1998    1999    2000
--------------                     ----    ----    ----    ----    ----    ----
SonomaWest Holdings, Inc.           100     102      95     156     190     120
Nasdaq Stock Market (U.S.)          100     128     156     206     296     437
Russell 2000                        100     124     144     168     170     176
Old Peer Group Index                100     106     158     194     176     160
New Peer Group Index                100     110     103     146      71      39

                                   PROPOSAL 2

                      SHAREHOLDER REQUEST THAT THE COMPANY
                         DECLARE AND PAY A CASH DIVIDEND

BACKGROUND

     Since the Company acquired certain of the assets and liabilities of Made in Nature, Inc., on June 11, 1998, SonomaWest has operated in three business segments: industrial dried fruit ingredients, organic packaged goods, and real estate. In July 1999, the Company commenced execution of its strategic plan to increase the return on its investments and increase shareholder value by exiting seasonal businesses with low returns and high capital requirements. By selling or discontinuing all of the Company's business segments in industrial dried fruit ingredients and organic packaged foods, execution of the strategic plan has provided financial resources to support the Company's real estate and other business opportunities.

SHAREHOLDER PROPOSAL

     The following proposal has been presented by Ms. Marta Biggers, 15111 N. Hayden Road, Suite 160-343, Scottsdale, Arizona 85260, who is the owner of 40,000 shares of the Company's common stock:

     "PROPOSAL

          The shareholders are being requested to consider and approve the declaration and payment of a cash dividend to shareholders of record with entitlement to vote at the 2000 Annual Shareholders Meeting.

     HISTORY

          During 1994 and 1995 VacuDry Company paid dividends to shareholders of $.05 and $.15 per share respectively.

          VacuDry Company, on January 26, 1990 entered into an agreement in which various assets of the VacuDry apple sauce and apple juice lines were sold to Krouse Foods, Inc. The cash proceeds realized from the sale were $5,058,000; the pretax gain was $1,631,000.

          On April 23, 1990 VacuDry Company paid dividends amounting to $2,502,000.

     RECENT EVENTS

          Financial information at December 31, 1999 reported the company holding cash balances of $8,646,000 and $7,962,000 at March 31, 2000. The sale of certain assets of Made In Nature on May 26, 2000 resulted in a further cash receipt of $1,100,000.

          The shareholders are asked to approve the following resolution:

          RESOLVED, that the Company, declare and pay a cash dividend to those shareholders of record at the date of the entitlement to vote at the Annual Meeting."

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The  Board  of  Directors   unanimously   recommends  a  vote  AGAINST  the
shareholder's proposal that the Company declare and pay a cash dividend to the Shareholders of record for the following reasons:

     o The Board of Directors is already considering alternative plans to distribute excess cash to the Shareholders.

     o The exact method and manner of how to distribute excess cash to Shareholders requires a complex analysis of how much cash the Company has available and of the most tax advantaged strategy on how to distribute any excess cash.

     o A cash dividend, like the one proposed by Shareholder Biggers, is the most tax disadvantaged form of distribution to Shareholders. The Board is considering other options such as a repurchase of shares or a liquidating distribution, which may provide better tax benefits to the Shareholders.

     o The Board and management have not yet fully quantified the costs involved in leasing and developing the Company's remaining real property assets, paying its mandatory debt repayments, funding the net losses of its continuing business operations, or implementing its contemplated investment programs. Until those costs are finalized, the amount of excess cash is uncertain.

     o The Shareholder proposal to pay a dividend does not take into consideration the complex decisions about the Company that the Board is currently evaluating.

     Overall, the Board of Directors feels that declaring a dividend is not in the best interests of the Shareholders.

     The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy is required to approve this proposal.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE SHAREHOLDER
           PROPOSAL THAT THE COMPANY DECLARE AND PAY A CASH DIVIDEND.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year ended June 30, 2000 all filing requirements applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with except that Mr. Stapleton filed late ten Forms 4 and Mr. Hess filed late one Form 4.

                                   PROPOSAL 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected Arthur Andersen LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

     The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
           APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.


                                  OTHER MATTERS

     The Board of Directors presently knows of no other matter that may come before the Annual Meeting. If any other matters should properly come before the Meeting, however, the Board's proxy holders intend to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors

                                              Roger S. Mertz
                                              SECRETARY

Dated:  October 11, 2000

                                   APPENDIX A


                            SONOMA WEST HOLDINGS INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

          o    Monitor  the   independence  and  performance  of  the  Company's
               independent auditors and internal auditing department.

          o    Provide  an  avenue  of   communication   among  the  independent
               auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meeting the requirements of the Nasdaq Marketplace Rules. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     INDEPENDENT AUDITORS

     1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     2. Approve the fees and other significant compensation to be paid to the independent auditors.

     3. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     4. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     5. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                                   Appendix A

     INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

     1. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     2. Review the appointment, performance, and replacement of the senior internal audit executive.

     3. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     4. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     1.   Annually   prepare  a  report  to  shareholders  as  required  by  the
          Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     2. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     OTHER OPTIONAL CHARTER DISCLOSURES

     1. Review financial and accounting personnel succession planning within the Company.

     2. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                   Appendix A

               EXAMPLE OF AUDIT COMMITTEE MEETING AGENDA FOR YEAR

As noted previously, it is important to review the completeness of the audit committee charter as well as the agenda established for each meeting. The following is an example of topics that could be covered in each audit committee meeting. This example assumes a June year-end company that scheduled four audit committee meetings in connection with quarterly earning releases.

                                                                              -----------------------------------------

                                                                                           Scheduled Meetings
                                                                              -----------------------------------------

          CHARTER STEP                                                          October    January    April     July
          ------------                                                        ----------- --------- --------- ---------
I.   AUDIT COMMITTEE PURPOSE
     Conduct special investigations                                               *          *         *         *
                                                                              ----------- --------- --------- ---------
II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS
                                                                              ----------- --------- --------- ---------
     Assess independence and financial literacy of audit committee                           X
                                                                              ----------- --------- --------- ---------
     Establish number of meetings                                                            X
                                                                              ----------- --------- --------- ---------
     Audit Committee Chair to establish meeting agenda                            X          X         X         X
                                                                              ----------- --------- --------- ---------
     Enhance financial literacy - update on current financial events              X          X         X         X
                                                                              ----------- --------- --------- ---------
     Executive session with auditors, internal audit, management, committee       X          X         X         X
                                                                              ----------- --------- --------- ---------
II.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES
                                                                              ----------- --------- --------- ---------
     Review charter, publish in proxy                                             X
                                                                              ----------- --------- --------- ---------
     Review annual financial statements - discuss with management, auditors
                                                                                                                 X
                                                                              ----------- --------- --------- ---------
     Consider internal controls and financial risks                               X                    X
                                                                              ----------- --------- --------- ---------
     Review quarterly results and findings                                        X          X         X         X
                                                                              ----------- --------- --------- ---------
     Recommend appointment of auditors                                            X
                                                                              ----------- --------- --------- ---------
     Approve audit fees                                                                      X
                                                                              ----------- --------- --------- ---------
     Discuss auditor independence                                                 X
                                                                              ----------- --------- --------- ---------
     Review auditor plan                                                                     X
                                                                              ----------- --------- --------- ---------
     Discuss year-end results, SAS 61 report                                                                     X
                                                                              ----------- --------- --------- ---------
     Discuss quality of accounting principles                                     *          *         *         X
                                                                              ----------- --------- --------- ---------
     Review internal audit plan                                                                        X
                                                                              ----------- --------- --------- ---------
     Review appointment, performance of internal audit executive                                       X
                                                                              ----------- --------- --------- ---------
     Review significant internal audit reports                                    *          *         *         *
                                                                              ----------- --------- --------- ---------
     Review legal matters with counsel                                                       *                   X
                                                                              ----------- --------- --------- ---------
     Prepare report to shareholders                                               X
                                                                              ----------- --------- --------- ---------
     Perform other activities as appropriate                                      *          *         *         *
                                                                              ----------- --------- --------- ---------
     Maintain minutes and report to Board                                         X          X         X         X
                                                                              ----------- --------- --------- ---------
     Review financial personnel succession planning                                                    X
                                                                              ----------- --------- --------- ---------
     Review director and officer expenses and related party transactions          X
                                                                              ----------- --------- --------- ---------

X  =  Recommended Timing   *  = As Needed

                           SONOMA WEST HOLDINGS, INC.

                             1448 Industrial Avenue
                        Sebastopol, California 95472-4848

                                      PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Gary L. Hess and Roger S. Mertz, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of SonomaWest Holdings, Inc. to be held on Thursday, November 9, 2000, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1.   Election  of four  directors  to serve  until the 2001  Annual  Meeting  of
     Shareholders  or  until  their   respective   successors  are  elected  and
     qualified.

     [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
         (except as marked to the                  to vote for all nominees
         contrary below)                           listed below

     (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

       Gary L. Hess; Roger S. Mertz; Fredric Selinger; Craig R. Stapleton

2.   Shareholder proposal that the Company declare and pay a cash dividend.

     [ ] FOR the proposal                      [ ] AGAINST the proposal

3. Approval of appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending June 30, 2001.

     [ ] FOR the appointment                   [ ] AGAINST the appointment

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     The undersigned hereby acknowledge receipt of (a) Notice of Annual Meeting of Shareholders to be held November 9, 2000, (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended June 30, 2000.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposals one and three and AGAINST proposal two.

     Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

Dated: ______________________, 2000                _____________________________
                                                   Signature

                                                   _____________________________
                                                   Signature